November 29, 2024

Summary Prospectus
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iShares Energy Storage & Materials ETF | IBAT | Nasdaq
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 29, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® ENERGY STORAGE & MATERIALS ETF
Ticker: IBATStock Exchange: Nasdaq
Investment Objective
The iShares Energy Storage & Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies involved in energy storage solutions aiming to support the transition to a low-carbon economy, including hydrogen, fuel cells and batteries.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses
0.47%	None	0.00%	0.47%

1
Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2
The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From inception (March 19, 2024) to the most recent fiscal year end, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the STOXX Global Energy Storage and Materials Index (the “Underlying Index”), which measures the performance of equity securities of companies involved in energy storage solutions aiming to support the transition to a low carbon economy, including hydrogen, fuel cells, and batteries as determined by STOXX Ltd. (the “Index Provider” or “STOXX”). The Underlying Index is composed of U.S. and non-U.S. equity securities selected from the STOXX World AC All Cap Index (the “Parent Index”). The Parent Index is composed of large-, mid- and small capitalization stocks from developed and emerging markets.
To construct the Underlying Index, the Index Provider begins with common equity securities (including depositary receipts) from the Parent Index and selects stocks belonging to the eligible country list which have an adjusted free-float market capitalization of greater than $200 million and a 3-month median daily traded value greater than $1 million. The Index Provider selects companies involved in the energy storage solutions theme using a combination of revenue exposure as defined by the FactSet Revere Business and Industry Classification System (“RBICS”), and patent exposure as assessed using EconSight’s patent data. The patent dataset provides a taxonomy that classifies patent filings around the world into specific technology categories.
The Index Provider defines two lists of eligible RBICS Level 6 sectors: Extended RBICS and Core RBICS. Extended RBICS Level 6 sectors are areas of operation which: have a direct link to the theme; are well positioned for the theme evolution, with existing infrastructure and expertise in place; are expected to drive the innovation and viability of energy storage and hydrogen economy solutions; and/or manufacture specialty materials and chemicals for the end products, such as batteries and fuel cells. Core RBICS are a subset of Extended RBICS Level 6 sectors with a direct link to the theme. The patent exposure selection involves using EconSight’s patent data to assess a company’s patent holdings for involvement in the energy storage solutions and hydrogen economy technologies theme.
The Index Provider first selects companies with 25% or more revenue exposure from the Extended RBICS sectors to create the pre-selection list. The Index Provider  further assesses the companies for their exposure to Core RBICS Level 6 sectors and their patent exposure in the areas related to energy storage and hydrogen economy technologies.
For patent exposure-based selection, the active patents for each technology are captured according to specialized patent-based analysis. The patent metrics used to assess a company's involvement in the theme are High Quality Patents and Patent Specialization. High Quality Patents is defined as the number of active patents that a company holds that fall in the top 10% in terms of patent quality within a defined technology. Patent quality is the product of citations (a measure of technology relevance) and countries covered within the patent (market coverage). Citations can be viewed as an external assessment of how competitors assessed the importance of a patent. Market coverage is seen as an internal assessment of how patents owners assessed the importance of their own invention. Both indicators are weighted so that newer citations or larger countries are more relevant. The High-Quality Patents metric allows for comparisons of patent strength between individual companies. Patent Specialization is defined as the total number of a company's active patents associated with the technologies in the theme divided by the total number of the company's active patents. It provides an indication of the importance of the technologies to the overall patent activities of the company and is a measure of technological innovation.
The Index Provider selects index constituents from the pre-selection list using a tiered approach, consisting of Tier 1a, Tier 1b and Tier 2. STOXX classifies Tier 1a companies as those that have 25% or more aggregated revenue exposure from the Core RBICS list. The Index Provider then uses High Quality Patents and Patent Specialization metrics to select securities for inclusion in Tier 1b and Tier 2. Only companies that have 50% or more revenue exposure from the Extended RBICS list are assessed for inclusion in Tier 1b. Companies included in Tier 1b must rank in the top 10% in terms of High-Quality Patent ownership and/or have Patent Specialization greater than or equal to 25%. The Index Provider then assesses all remaining companies in the pre-selection list for inclusion in Tier 2. Tier 2 includes companies ranked in the top 30% in terms of High-Quality Patent ownership and/or companies with Patent Specialization greater than or equal to 25%.
In addition, the Index Provider excludes all companies that Sustainalytics, a provider of business intelligence on environmental, social, and governance risks, identifies as: violating or being at risk of violating commonly accepted international norms and standards or other exclusion guidelines based on a company’s compliance with the United Nations Global Compact Principles, the Organisation for Economic Co-operation and Development Guidelines for Multinational Enterprises and the UN Guiding Principles on Business and Human Rights, and their underlying conventions (collectively, “Global Standards Screening”); being involved with certain controversial weapons, small arms, oil sands, thermal coal and tobacco products; or having a Sustainalytics Controversy Rating of “Category 5 (Severe).”
After the index constituents’ initial weighting, the Index Provider applies weights against their tier group level, company level and concentration capping limits.  The Index Provider applies a maximum of 20% weighting to Tier 2 companies. The component securities in the Underlying Index are weighted by float-adjusted market capitalization with individual securities capped at 8%, 6% and 4% for Tier 1a, 1b, and 2, respectively. Securities with weights greater than 4.5% will not in aggregate exceed 45% of the Underlying Index weight at rebalance. The Underlying Index is reviewed annually in June and rebalanced quarterly in September, December and March.
As of July 31, 2024, the Underlying Index comprised of securities of companies in the following countries or regions: Belgium,

China, France, Germany, Japan, the Netherlands, Norway, South Korea, Switzerland, Taiwan, the United Kingdom (the “U.K.”) and the United States. The Underlying Index may include large-, mid- or small capitalization companies. As of July 31, 2024, the Underlying Index had 63 securities and a significant portion of the index constituents were represented by securities of companies in the industrials and materials industries or sectors. The components of the Underlying Index are likely to change over time.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of its Underlying Index and in investments that have economic characteristics that are substantially identical to the component securities of its Underlying Index (i.e., depositary receipts representing securities of the Underlying Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by STOXX, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Energy Storage Solutions Sector Risk. The market value of securities in the energy storage solutions sector may decline for many reasons, including, among others, changes in traditional and alternative energy prices, government regulations, energy conservation efforts, and costs related to exploration, mining, and production. Companies in the energy storage solutions sector may depend largely on the availability of certain elements necessary for the production of batteries, fuel cells, and related products, which may be susceptible to fluctuations in the underlying commodities market. Such companies are also subject to risks related to the obsolescence of existing technology, competition from new market entrants, and the possibility that government subsidies for alternative energy will be eliminated.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Materials Companies Risk. Materials companies may be adversely affected by volatility in commodity prices, changes in exchange rates, social and political unrest, war, depletion of resources, lower demand, overproduction, litigation and government regulations, among other factors.
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the

Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components or will result in the Fund meeting its investment objective. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on the repatriation of foreign currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settlement of trades, as well as the custody of securities and other assets by local banks, agents and depositories. These issues may have an adverse impact on the Fund, including losses or delays in payments, delivery or recovery of money or other assets.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, its adviser, distributor, Index Provider, other service providers, counterparties, or issuers of assets in which the Fund invests may cause disruptions that negatively impact the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. The Fund cannot control the cybersecurity plans and systems of its service providers, counterparties, and other third parties whose activities affect the Fund. In addition, cyber incidents may adversely impact the issuers of securities in which the Fund invests, which may cause such investments to lose value.
Industrial Companies Risk. Industrial companies face a number of risks, including supply chain and distribution disruptions, business interruptions, product obsolescence, third-party vendor risks, cyber attacks, trade disputes, product recalls, liability claims, scarcity of materials or parts, excess capacity, changes in consumer preferences, and volatility in commodity prices and currencies. The performance of such companies may also be affected by technological developments, labor relations, legislative and regulatory changes, government spending policies, and changes in domestic and international economies.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions and competitive challenges. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. The performance of large-capitalization companies could trail the overall performance of the broader securities markets.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund's performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.
Non-U.S. Securities Risk. Securities issued by non-U.S. issuers (including depositary receipts) are subject to different legal, regulatory, political, economic, and market risks than securities issued by U.S. issuers. These risks include greater market volatility, less market liquidity, higher transaction costs, expropriation, confiscatory taxation, adverse changes in foreign investment or currency control regulations, restrictions on the repatriation of capital, and political instability. Non-U.S. issuers may be subject to different accounting, audit and financial reporting standards than U.S. issuers, and there may be less publicly available information about non-U.S. issuers. Foreign market trading hours, different clearing and settlement procedures, and holiday schedules may limit the Fund's ability to engage in portfolio transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund is specifically exposed to Asian Economic Risk.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk and U.S. Economic Risk.
Risk of Investing in China. Investments in Chinese issuers subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.

Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The Underlying Index may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund is generally expected to invest in such companies, consistent with its objective to track the performance of the Underlying Index.
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies. The Fund does not select investments based on investor protection considerations.
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, social instability, political turmoil or rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund does not select investments based on investor protection considerations.
Risk of Investing in Japan. Investing in Japanese issuers subjects the Fund to legal, regulatory, political, economic, currency, geographic and security risks that are specific to Japan. Japan’s economy depends heavily on international trade, oil and other commodity imports, and government policy supporting its exports. Other risks facing the Japanese economy include significant public debt and deficits, currency fluctuations, and labor shortages due to an aging and declining population. Japan’s relations with its neighbors have been strained at times, which could adversely affect its markets and economy. Japan is also vulnerable to natural disasters.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if it does not meet certain requirements set by the listing exchange. Any resulting liquidation of the Fund could lead to elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Thematic Investing Risk. The Fund relies on the Index Provider to identify securities that reflect the relevant themes and sub-themes for inclusion in the Underlying Index. There is no guarantee that the Underlying Index or the Fund will reflect the intended theme and sub-theme exposures. The Fund’s performance may suffer if such securities are not correctly identified, if a theme or sub-theme develops in an unexpected manner, or if securities in the Underlying Index do not benefit from the development of a theme or sub-theme. The Fund’s performance may also be impacted if securities that are not related to the theme or sub-theme are included in the Underlying Index.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to a number of factors, including differences between the securities and other assets held in the Fund’s portfolio and those included in the Underlying Index; differences in the timing and methodologies used to value securities and other assets; transaction costs and other expenses incurred by the Fund that the Underlying Index does not incur; the Fund’s holding of uninvested cash; differences in the timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to Fund shareholders; tax gains or losses; the requirements for the Fund to maintain pass-through tax treatment; portfolio transactions carried out to minimize the distribution of capital gains to shareholders; the acceptance of custom baskets; changes to the Underlying Index; and impacts to the Fund of complying with certain regulatory requirements or limits. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Until the Fund reaches greater scale, it may experience higher tracking error than is typical for similar index ETFs. A Fund that tracks an index with exposure to non-U.S. issuers may experience higher tracking error than ETFs that do not track such indexes.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Jennifer Hsui, Greg Savage and Paul Whitehead (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Hsui, Mr. Savage and Mr. Whitehead have been Portfolio Managers of the Fund since 2024.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-09729
IS-SP-IBAT-1124